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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934





     Date of Report (Date of earliest event reported)  SEPTEMBER 13, 1996
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                          PREFERRED NETWORKS, INC.
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           (Exact name of registrant as specified in its charter)


           DELAWARE                    0-27658                   58-1954892
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)


   850 CENTER WAY, NORCROSS, GEORGIA                                30071
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(Address of principal executive offices)                          (Zip Code)



     (Registrant's telephone number, including area code)  (770) 582-3500
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         5300 OAKBROOK PARKWAY, SUITE 320, NORCROSS, GEORGIA  30093
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        (Former name or former address, if changed since last report)
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ITEM 2. ACQUISITION OF ASSETS.

                 On September 13, 1996, Preferred Networks, Inc. ("PNI") acquired substantially all the assets of Big Apple Paging Corporation ("Big Apple") pursuant to an Asset Purchase Agreement dated June 19, 1996, and amended as of September 5 and September 13, 1996, for a purchase price ("Purchase Price") of $2,600,000. As consideration for the acquisition of the assets, PNI has paid ninety percent of the Purchase Price, $1,430,000 of which was paid in cash and the remainder of which was paid by issuance of 125,598 shares of common stock of PNI. In addition to the Purchase Price, additional consideration ("Additional Consideration") could be due and payable by PNI to Big Apple based on certain defined increases in Big Apple's business through September 6, 1996. The remainder of the Purchase Price and the Additional Consideration will be payable in a combination of cash and PNI stock. PNI used working capital to fund the cash portion of the acquisition.

                 Big Apple is a reseller in the New Jersey, New York and Connecticut markets engaged in the operation of one-way paging and personal signaling. PNI acquired Big Apple's assets in order to expand its presence in the Northeast and intends to operate Big Apple's paging and personal signaling business on the PNI Network and Technical Control Center in Poughkeepsie, New York.

                 PNI intends to account for the acquisition as a purchase and will include the results of Big Apple's operations in its consolidated financial statements as of September 14, 1996.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (a)    Financial Statements of Businesses Acquired.

                        As of the date of filing of this Current Report on Form 8-K, it is impracticable for PNI to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be filed under cover of Form 8 no later than 60 days after September 28, 1996.





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                 (b)    Pro Forma Financial Information.

                        As of the date of filing of this Current Report on Form 8-K, it is impracticable for PNI to provide the financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial information will be filed under cover of Form 8 no later than 60 days after September 28, 1996.

                 (c)    Exhibits.

                        The following exhibits are filed as part of this Current Report on Form 8-K:

                        2.1 Asset Purchase Agreement, dated as of June 19, 1996 and amended as of September 5, 1996 and as of September 13, 1996, by and among Big Apple Paging Corporation, Preferred Networks, Inc. and Gary Hencken. The exhibits and schedules to this Asset Purchase Agreement have been omitted from this Exhibit 2.1. PNI agrees to furnish supplementally such exhibits and schedules to the Securities and Exchange Commission upon request.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PREFERRED NETWORKS, INC.



Date:  September 27, 1996                  By:     /s/ Kim Smith Hughes
                                                   -------------------------
                                                   Kim Smith Hughes
                                                     Chief Financial Officer




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                               INDEX TO EXHIBITS


                                    Exhibit                                                           Sequential Page No.
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
 2.1      Asset Purchase Agreement, dated as of June 19, 1996 and amended as of September 5,
          1996 and as of September 13, 1996, by and among Big Apple Paging Corporation,
          Preferred Networks, Inc. and Gary Hencken.  The exhibits and schedules to this
          Asset Purchase Agreement have been omitted from this Exhibit 2.1.  PNI agrees to furnish supplementally such exhibits and schedules to the Securities and Exchange
          Commission upon request.





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